UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of  the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 21, 2012

HEALTH ENHANCEMENT PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-30415	87-0699977
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7 West Square Lake Rd., Bloomfield Hills, Michigan   48302

(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code  (248) 452-9866

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

At the annual meeting of the shareholders of Health Enhancement Products, Inc. on August 21, 2013, shareholders elected the four nominees for Board of Directors to serve until the next annual meeting of shareholders in 2013 and until his/her successor is elected and qualified.  The results of the voting are shown below.

Proposal 1 – Election of Directors

Nominees	Votes For	Against	Abstain	Not Voted
Thomas K. Cox	29,950,449	0	112,750	77,148,912
John Gorman	29,366,421	584,028	112,750	77,148,912
John B. Payne	29,947,449	3,000	112,750	77,151,912
Philip M. Rice II	27,015,123	2,935,326	112,750	77,148,912

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH ENHANCEMENT PRODUCTS, INC.

Date:  August 27, 2012

By: /s/ PHILIP M, RICE II

Philip M. Rice, II, Chief Financial Officer

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